UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

              New York                1-9493               13-5670050
   (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)         File Number)         Identification No.)

              105 Corporate Park Drive
               White Plains, New York                    10604
      (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2006, Paxar Corporation appointed James Wrigley, 52, the current President of our EMEA (Europe, Middle East and Africa) business unit, as Group President of our newly created Global Apparel Solutions Division. In addition, we appointed James L. Martin, 59, the current President of our Bar Code Pricing Solutions Group, as President of our newly created Global Supply Chain Solutions Division.

Messrs. Wrigley and Martin will continue to be employed as at-will employees of Paxar under their existing compensation arrangements until such time as compensation and benefits are adjusted for other similarly situated executives.

Information about Mr. Wrigley's and Mr. Martin's positions with Paxar and prior employment experience that is required by this Form 8-K is set forth in Item 1 of our Annual Report on Form 10-K for 2005 and is hereby incorporated herein by reference.


Item 7.01. Regulation FD Disclosure.

On November 15, 2006, we issued a press release announcing our financial goals for 2008 and the reorganization of our management structure into the Global Apparel Solutions and the Global Supply Chain Solutions divisions in early 2007. We also announced expanded roles for two of our officers, discussed above under
Item 5.02.

A copy of the press release in connection with the above disclosures is furnished as Exhibit 99.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

       (c) Exhibits

       Exhibit No.      Description
       -----------      -----------

          99.1          Press Release issued by Paxar Corporation on November
                        15, 2006.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PAXAR CORPORATION
                                           (Registrant)


Date: November 17, 2006                    By:   /s/ Robert S. Stone
                                              ----------------------------------
                                                 Robert S. Stone
                                                 Vice President, General Counsel
                                                 and Secretary



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                                  Exhibit Index


       Exhibit No.      Description
       -----------      -----------

       99.1             Press Release issued by Paxar Corporation on November
                        15, 2006.